Exhibit 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Registration Statements on Form S-3 (No. 333-131159) and Forms S-8 (Nos. 333-97275, 333-97259, 333-120872 and 333-136454) of CIT Group Inc. of our report dated February 29, 2008 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in the Annual Report on Form 10-K for the year ended December 31, 2007 of CIT Group Inc., filed with the Securities and Exchange Commission on February 29, 2008.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 29, 2008